================================================================================


                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 2, 1998



                       AQUAPENN SPRING WATER COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania                   001-0013809                 251541772
----------------------------         -------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                       AquaPenn Spring Water Company, Inc.
                               One AquaPenn Drive
                                  P.O. Box 938
                          Milesburg, Pennsylvania 16853
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (814) 355-5556
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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



Item 5. Other Events
        ------------

     On November 2, 1998, AquaPenn Spring Water Company, Inc. issued a press release, which is attached to this Current Report as Exhibit 99.1, announcing that it has entered into a definitive merger agreement with Groupe Danone.


Item 7. Financial Statements and Exhibits.
        ----------------------------------

        Exhibits
        --------

        99.1 Press Release, dated November 2, 1998, of AquaPenn Spring Water Company, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             AQUAPENN SPRING WATER COMPANY, INC.


                             By: /s/ Edward J. Lauth, III
                                 ----------------------------
November 2, 1998                 Name: Edward J. Lauth, III
                                 Title: President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



Number  Exhibit
------  -------

99.1    Press Release, dated November 2, 1998, of AquaPenn Spring Water
        Company, Inc.

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